News Release

Contacts:

Integra LifeSciences Holdings Corporation

John B. Henneman, III	Investor Relations:
Executive Vice President, Finance and Administration, and Chief Financial Officer (609) 275-0500 jack.henneman@integralife.com	Angela Steinway (609) 936-2268 angela.steinway@integralife.com

Integra LifeSciences Reports Second Quarter 2010 Financial Results

Revenues increase 8% to $179 million

Plainsboro, New Jersey, July 29, 2010 – Integra LifeSciences Holdings Corporation (NASDAQ: IART) today reported its financial results for the second quarter ending June 30, 2010. Total revenues for the second quarter were $178.6 million, reflecting an increase of $12.9 million, or 8%, over the second quarter of 2009. We present revenues by product category in a table at the end of this press release.

“Our second quarter results reflect strong internal growth,” said Stuart Essig, Integra’s President and Chief Executive Officer. “We are heading in to the second half of the year with good momentum.”

The Company reported GAAP net income of $15.2 million, or $0.50 per diluted share, for the second quarter of 2010, compared to GAAP net income of $11.2 million, or $0.38 per diluted share, for the second quarter of 2009.

Adjusted net income for the second quarter of 2010, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $20.9 million, or $0.68 per diluted share, compared to $18.3 million, or $0.62 per diluted share, in the second quarter of 2009.

Integra generated $19.4 million in cash flows from operations and used $5.7 million of cash on capital expenditures in the second quarter of 2010. During the quarter, Integra redeemed the remaining $78 million outstanding on its 2.75% senior convertible notes in cash. Integra drew down $75 million on its credit facility to meet this obligation.

Adjusted EBITDA for the second quarter of 2010, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $35.5 million, up 2% from the second quarter last year.

Adjusted EBITDA excluding stock-based compensation, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $39.2 million.

Changes in foreign currency exchange rates had a negligible impact on revenues for the quarter.

Outlook for 2010

The Company is reiterating its revenue guidance as well as its GAAP and adjusted earnings per share guidance for the full year 2010. The Company continues to anticipate revenues between $715 million and $735 million. The Company is guiding to GAAP earnings per diluted share of between $1.92 and $2.07 and to adjusted earnings per diluted share of between $2.60 and $2.75. In accordance with our usual practice, expectations for financial performance do not include the impact of acquisitions or other strategic corporate transactions that have not yet closed.

In the future, the Company may record, or expects to record, certain additional revenues, gains, expenses or charges (such as acquisition-related charges, facility consolidation, manufacturing and distribution transfer charges, systems integration charges, non-cash interest expense related to the application of authoritative guidance for convertible debt instruments that may be settled in cash upon conversion (“FSP APB 14-1”), and intangible asset amortization) that it will exclude in the calculation of adjusted EBITDA and adjusted earnings per share for historical periods and in providing adjusted earnings per share guidance.

Conference Call

Integra has scheduled a conference call for 8:30 AM ET on Thursday, July 29, 2010 to discuss financial results for the second quarter 2010 and forward-looking financial guidance. Integra’s senior management team will host the conference call, which will be open to all listeners. Additional forward-looking information may be discussed in a question and answer session following the call.

Access to the live call is available by dialing 719-325-2193 and using the passcode 8154044. The call can also be accessed through a webcast via a link provided on the Investor Relations homepage of Integra’s website at www.integralife.com. Access to the replay is available through August 12, 2010 by dialing 719-457-0820 and using the passcode 8154044. The webcast will also be archived on the website.

***

Integra LifeSciences Holdings Corporation, a world leader in regenerative medicine, is a global medical device company dedicated to improving the quality of life for millions of patients every year. Our products are used primarily in orthopedics, neurosurgery and general surgery. Headquartered in Plainsboro, New Jersey, Integra has research and manufacturing facilities throughout the world. For more information, visit www.integralife.com.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and reflect the Company’s judgment as of the date of this release. Forward-looking statements include, but are not limited to, statements concerning future financial performance, including projections for revenues, GAAP and adjusted net income, GAAP and adjusted earnings per diluted share, stock-based compensation, non-GAAP adjustments such as acquisition-related charges, non-cash interest expense related to the application of FSP APB 14-1, intangible asset amortization, and income tax expense (benefit) related to non-GAAP adjustments. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited to: the Company’s ability to maintain relationships with customers of acquired entities; physicians’ willingness to adopt and third-party payors’ willingness to provide reimbursement for the Company’s recently launched and planned products; the Company’s ability to manufacture sufficient quantities of its products to meet its customers’ demand; initiatives launched by the Company’s competitors; the Company’s ability to secure regulatory approval for products in development; fluctuations in hospital spending for capital equipment; the Company’s ability to comply with and obtain approvals for products of human origin and comply with recently enacted regulations regarding products containing materials derived from animal sources; difficulties in controlling expenses, including costs to procure and manufacture our products; the impact of changes in management or staff levels; the Company’s ability to integrate acquired businesses; the Company’s ability to leverage its existing selling organizations and administrative infrastructure; the Company’s ability to increase product sales and gross margins, and control non-product costs; the amount and timing of acquisition and integration related costs; the geographic distribution of where the Company generates its taxable income; the effect of legislation effecting healthcare reform in the United States; the timing and amount of share-based awards granted to employees; fluctuations in foreign currency exchange rates; the amount of our convertible notes and bank borrowings outstanding, and the economic, competitive, governmental, technological and other risk factors and uncertainties identified under the heading “Risk Factors” included in Item 1A of Integra’s Annual Report on Form 10-K for the year ended December 31, 2009 and information contained in subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Discussion of Adjusted Financial Measures

In addition to our GAAP results, we provide adjusted revenues, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA excluding stock-based compensation, adjusted net income and adjusted earnings per diluted share. Adjusted revenues consist of growth in total revenues excluding the effects of currency exchange rates on the current period’s revenues. The various measures of adjusted EBITDA consist of GAAP net income, excluding: (i) depreciation and amortization, (ii) other income (expense), net, (iii) interest income and expense, (iv) income taxes, (v) those operating expenses also excluded from adjusted net income and, as appropriate (vi) stock-based compensation expense. The measure of adjusted net income consists of GAAP net income, excluding: (i) acquisition-related charges; (ii) certain employee termination and related costs; (iii) intangible asset impairment charges; (iv) charges associated with discontinued or withdrawn product lines; (v) systems implementation charges; (vi) facility consolidation, manufacturing and distribution transfer charges; (vii) charges related to restructuring our European subsidiaries; (viii) gains and losses related to the early extinguishment of convertible notes; (ix) non-cash interest expense related to the application of FSP APB 14-1; (x) intangible asset amortization expense; (xi) quarterly adjustments to income tax expense/benefit related to the cumulative impact of changes in estimated tax rates and certain infrequently occurring items; and (xii) the income tax expense/benefit related to these adjustments. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. Reconciliations of GAAP revenues to adjusted revenues for the quarter ended June 30, 2010 and GAAP net income to adjusted EBITDA, adjusted EBITDA excluding stock-based compensation and adjusted net income, and GAAP earnings per diluted share to adjusted earnings per diluted share for the quarters ended June 30, 2010 and 2009 appear in the financial tables in this release.

Integra believes that the presentation of adjusted revenues and the various adjusted EBITDA, adjusted net income, and adjusted earnings per diluted share measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. For further information regarding why Integra believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company’s Current Report on Form 8-K regarding this earnings press release filed today with the Securities and Exchange Commission. This Current Report on Form 8-K is available on the SEC’s website at www.sec.gov or on our website at www.integralife.com.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended
	June 30,
	2010	2009
Total revenues	$178,595	$165,725
Costs and expenses:
Cost of product revenues	64,464	59,805
Research and development	11,761	10,302
Selling, general and administrative	74,216	68,252
Intangible asset amortization	3,575	3,461

Total costs and expenses	154,016	141,820
Operating income	24,579	23,905
Interest income	52	134
Interest expense	(4,300)	(6,174)
Other income (expense), net	763	(481)

Income before income taxes	21,094	17,384
Income tax expense	5,937	6,159

Net income	15,157	11,225
Diluted net income per share *	$0.50	$0.38

Weighted average common shares
outstanding for diluted net
income per share	30,399	29,202

*	The calculation of earnings per share for common stock shown above excludes the income attributable to the unvested restricted share units from the numerator and excludes the dilutive impact of those units from the denominator. The authoritative guidance had an insignificant impact (impacts the rounding by $0.01 or less per share) on diluted net income per share for both periods.

Listed below are the items included in GAAP revenues and GAAP net income that management excludes in computing the adjusted financial measures referred to in the text of this press release and further described under Discussion of Adjusted Financial Measures.

Growth in total revenues excluding the effects of currency exchange rates

(In thousands)

	Three Months Ended
	June 30,
	2010	2009	Change
Integra Orthopedics	$72,819	$65,164	11.7%
Integra NeuroSciences	66,306	61,448	7.9%
Integra Medical Instruments	39,470	39,113	0.9%

Net Sales	$178,595	$165,725	7.8%
Impact of changes in
currency exchange rates	548	—

Growth in total revenues
excluding the effects of
currency exchange rates	$179,143	$165,725	8.1%

Items included in GAAP net income

(In thousands)

	Three Months Ended
	June 30,
	2010	2009
Acquisition-related charges (a)	$640	$1,924
Employee termination and related costs (b)	—	196
Intangible asset impairment charges (c) *	797	—
Charges associated with discontinued or withdrawn
product lines (d)	—	246
Systems implementation charges (e)	548	—
Facility consolidation, manufacturing and
distribution transfer charges (f)	236	189
Loss related to early extinguishment of
convertible notes (g)	—	89
Non-cash interest expense related to the
implementation of FSP APB 14-1 (h)	1,888	2,765
Intangible asset amortization expense (i) *	4,211	4,866
Income tax expense related to
above adjustments, quarterly adjustments to
income tax expense related to the
cumulative impact of changes in estimated tax
rates and certain infrequently occurring items
that affected the reported tax rate	(2,593)	(3,174)
Stock-based compensation expense	3,677	3,971
Depreciation expense	4,515	3,601

(a)	Q2 2010 — $386 recorded in cost of product revenues, $206 in selling general and administrative, and $48 in research and development;

Q2 2009 – all recorded in cost of product revenues.

(b)	Q2 2009 – all recorded in selling general and administrative.

(c)	Q2 2010 – all recorded in intangible asset amortization.

(d)	Q2 2009 – all recorded in cost of product revenues.

(e) (f) (g) (h) (i)
Q2 2010 — all recorded in selling general and administrative.
All recorded in cost of product revenues.
Q2 2009 – all recorded in other income (expense), net.
All recorded in interest expense.
Q2 2010 – $1,433 recorded in cost of product revenues, and $2,778 in intangible asset amortization;
Q2 2009 – $1,405 recorded in cost of product revenues, and $3,461 in intangible asset amortization.

• Intangible asset amortization expense in (i) excludes $797 already mentioned in item (c).

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
RECONCILIATION OF NON-GAAP ADJUSTMENTS – GAAP NET INCOME TO ADJUSTED EBITDA AND ADJUSTED EBITDA
EXCLUDING STOCK BASED COMPENSATION
(UNAUDITED)

(In thousands)

	Three Months Ended
	June 30,
	2010	2009
GAAP net income	$15,157	$11,225
Non-GAAP adjustments:
Depreciation and intangible asset amortization
expense	8,726	8,467
Other (income) expense, net	(763)	481
Interest (income) expense, net	4,248	6,040
Income tax expense	5,937	6,159
Acquisition-related charges	640	1,924
Employee termination and related costs	—	196
Intangible asset impairment charges	797	—
Charges associated with discontinued or withdrawn
product lines	—	246
Systems implementation charges	548	—
Facility consolidation, manufacturing and
distribution transfer charges	236	189
Total of non-GAAP adjustments	20,369	23,702

Adjusted EBITDA	$35,526	$34,927
Stock-based compensation	3,677	3,971

Adjusted EBITDA excluding stock-based compensation	$39,203	$38,898

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
RECONCILIATION OF NON-GAAP ADJUSTMENTS – GAAP NET INCOME TO MEASURES OF ADJUSTED NET INCOME AND
ADJUSTED EARNINGS PER SHARE
(UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended
	June 30,
	2010	2009
GAAP net income	$15,157	$11,225
Non-GAAP adjustments:
Acquisition-related charges	640	1,924
Employee termination and related costs	—	196
Intangible asset impairment charges	797	—
Charges associated with discontinued or withdrawn
product lines	—	246
Systems implementation charges	548	—
Facility consolidation, manufacturing and
distribution transfer charges	236	189
Loss related to early extinguishment of
convertible notes	—	89
Non-cash interest expense related to the
implementation of FSP APB 14-1	1,888	2,765
Intangible asset amortization expense	4,211	4,866
Income tax expense related to above adjustments,
quarterly adjustments to income tax expense
related to the cumulative impact of changes in
estimated tax rates and certain infrequently
occurring items that affected the reported tax rate	(2,593)	(3,175)

Total of non-GAAP adjustments	5,727	7,100

Adjusted net income	$20,884	$18,325
Adjusted diluted net income per share (1)	$0.68	$0.62

Weighted average common shares outstanding for
diluted net income per share	30,399	29,202

(1)	The calculation of earnings per share for common stock shown above excludes the income attributable to the unvested restricted share units from the numerator and excludes the dilutive impact of those units from the denominator. The authoritative guidance had an insignificant impact ($0.01 or less per share) on diluted net income per share for both periods.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
CONDENSED BALANCE SHEET DATA
(UNAUDITED)

(In thousands)

	June 30,	December 31,
	2010	2009
Cash and cash equivalents	$93,618	$71,891
Accounts receivable, net	97,779	103,228
Inventory, net	143,253	140,240
Bank line of credit	220,000	160,000
Convertible securities	151,900	225,514
Stockholders’ equity	460,376	444,885

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
RECONCILIATION OF NON-GAAP ADJUSTMENTS – GUIDANCE

(In thousands, except per share amounts)

	Projected Year Ended
	December 31, 2010

	Low	High

GAAP net income	$58,460	$63,160
Non-GAAP adjustments:
Acquisition-related charges	1,720	1,720
Employee termination and related charges	720	720
Intangible asset impairment charges	800	800
Charges associated with discontinued or withdrawn
product lines	70	70
Systems implementation charges	3,310	3,310
Facility consolidation, manufacturing
and distribution transfer charges	2,040	2,040
Non-cash interest expense related to
the application of FSP APB 14-1	7,120	7,120
Intangible asset amortization expense	17,050	17,050
Income tax expense related
to above adjustments	(11,990)	(11,990)

Total of non-GAAP adjustments	20,840	20,840

Adjusted net income	$79,300	$84,000
GAAP diluted net income per share	$1.92	$2.07
Non-GAAP adjustments detailed above
(per share)	$0.68	$0.68

Adjusted diluted net income per share	$2.60	$2.75

Weighted average common shares
outstanding for diluted net
income per share	30,500	30,500

IART-F
Source: Integra LifeSciences Holdings Corporation